PORTA SYSTEMS CORP.
                                             Issuer

                                       TO


                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                  Trustee



                                    INDENTURE
                          Dated as of November 1, 1995

                                   $30,000,000



                ZERO COUPON SENIOR SUBORDINATED CONVERTIBLE NOTES
                               DUE JANUARY 2, 1998

                                    TIE-SHEET


of provisions of Trust Indenture Act of 1939 with Indenture dated as of November 1, 1995, between Porta Systems Corp. and American Stock Transfer & Trust Company, Trustee:

Section of Act                                              Section of Indenture

310(a)  (1) and (2).........................................................8.09
310(a)  (3) and (4)...............................................Not applicable
310(a)  (5).................................................................8.09
310(b).............................................................8.08 and 8.10
310(c)............................................................Not applicable
311(a) and (b)..............................................................8.13
311(c)............................................................Not applicable
312(a)..........................................................6.01 and 6.02(a)
312(b) and (c)...................................................6.02(b) and (c)
313(a)...................................................................6.04(a)
313(b)  (1).......................................................Not applicable
313(b)  (2)..............................................................6.04(b)
313(c)...................................................................6.04(c)
313(d)...................................................................6.04(d)
314(a)......................................................................6.03
314(b)............................................................Not applicable
314(c)  (1) and (2)........................................................16.05
314(c)  (3).......................................................Not applicable
314(d)............................................................Not applicable
314(e).....................................................................16.05
314(f)............................................................Not applicable
315(a), (c) and (d).........................................................8.01
315(b)......................................................................7.08
315(e)......................................................................7.09
316(a)  (1)........................................................7.01 and 7.07
316(a)  (2).................................................................7.01
316(a)  last sentence.......................................................9.04
316(b)......................................................................7.04
317(a)......................................................................7.02
317(b)...................................................................5.04(a)
318(a).....................................................................16.07

- ------

            This tie-sheet is not part of the Indenture as executed.

                                      - 1 -
26012

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PARTIES........................................................................1
RECITALS.......................................................................1
    Purpose of Indenture.......................................................1
    Form of Face of Note.......................................................1
    Form of Certificate of Authentication......................................2
    Form of Reverse of Note....................................................3
    Form of Conversion Notice..................................................6
    Form of Assignment.........................................................6
    Compliance with Legal Requirements.........................................7


                                  ARTICLE ONE.

                                  Definitions.

    SECTION 1.01.     Definitions............................................  7
             Board of Directors..............................................  7
             Business Day....................................................  7
             Common Stock....................................................  7
             Company  .......................................................  8
             Conversion Price................................................  8
             Event of Default................................................  8
             Exchange Offer..................................................  8
             Excluded Debt...................................................  8
             Indenture.......................................................  8
             Loan and Security Agreement.....................................  8
             Note or Notes; Outstanding......................................  8
             Noteholder......................................................  9
             Obligor  .......................................................  9
             Officers' Certificate...........................................  9
             Opinion of Counsel..............................................  9
             Outstanding Debentures..........................................  9
             Person   .......................................................  9
             Predecessor Note................................................ 10
             Principal Office of the Trustee................................. 10
             Responsible Officer............................................. 10
             Senior Debt..................................................... 10
             Series B Preferred Stock........................................ 10
             Subsidiary...................................................... 11
             Trigger Date.................................................... 11
             Trustee  ....................................................... 11
             Trust Indenture Act of 1939..................................... 11




                                       (i)

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                                TABLE OF CONTENTS


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                                                    ARTICLE TWO.

                                    ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                                               AND EXCHANGE OF NOTES.

SECTION 2.01.     Designation, Amount and Issue of Notes....................................................... 11
SECTION 2.02.     Form of Notes................................................................................ 11
SECTION 2.03.     Date and Denomination of Notes............................................................... 11
SECTION 2.04.     Execution of Notes........................................................................... 12
SECTION 2.05.     Exchange and Registration of Transfer of Notes............................................... 12
SECTION 2.06.     Mutilated, Destroyed, Lost or Stolen Notes................................................... 13
SECTION 2.07.     Temporary Notes.............................................................................. 13
SECTION 2.08.     Cancellation of Notes Paid, etc.............................................................. 14


                                                   ARTICLE THREE.

                                                REDEMPTION OF NOTES.

SECTION 3.01.     Redemption Prices............................................................................ 14
SECTION 3.02.     Notice of Redemption; Selection of Notes..................................................... 14
SECTION 3.03.     Payment of Notes Called for Redemption....................................................... 15


                                                   ARTICLE FOUR.

                                              SUBORDINATION OF NOTES.

SECTION 4.01.     Agreement of Noteholders that Notes Subordinated to Extent Provided.......................... 15
SECTION 4.02.     Company not to Make Payments with Respect to Notes in Certain
         Circumstances......................................................................................... 15
SECTION 4.03.     Notes Subordinated to Prior Payment of all Senior Debt on Dissolution,
         Liquidation or Reorganization of Company.............................................................. 16
SECTION 4.04.     Noteholders to be Subrogated to Right of Holders of Senior Debt.............................. 17
SECTION 4.05.     Obligation of the Company Unconditional...................................................... 17
SECTION 4.06.     Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice...................... 17
SECTION 4.07.     Application by Trustee of Monies Deposited with It........................................... 18
SECTION 4.08.     Subordination Rights Not Impaired by Acts or Omissions of Company or Holders
         of Senior Debt........................................................................................ 18
SECTION 4.09.     Noteholders Authorize Trustee to effectuate Subordination of Notes........................... 18
SECTION 4.10.     Right of Trustee to Hold Senior Debt......................................................... 18
SECTION 4.11.     Article Four not to Prevent Events of Default................................................ 18



                                      (ii)

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
                                                 TABLE OF CONTENTS

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                                                   ARTICLE FIVE.

                                        PARTICULAR COVENANTS OF THE COMPANY.

SECTION 5.01.     Payment of Principal......................................................................... 18
SECTION 5.02.     Offices for Notices and Payments, etc........................................................ 19
SECTION 5.03.     Appointments to Fill Vacancies in the Trustee's Office....................................... 19
SECTION 5.04.     Provision as to Paying Agent................................................................. 19
SECTION 5.05.     Corporate Existence.......................................................................... 19
SECTION 5.06.     Payment of Taxes and Other Claims............................................................ 20
SECTION 5.07.     Statement as to Compliance................................................................... 20


                                                    ARTICLE SIX.

                                        NOTEHOLDERS LISTS AND REPORTS BY THE
                                              COMPANY AND THE TRUSTEE.

SECTION 6.01.     Noteholders Lists............................................................................ 20
SECTION 6.02.     Preservation and Disclosure of Lists......................................................... 21
SECTION 6.03.     Reports by the Company....................................................................... 22
SECTION 6.04.     Reports by the Trustee....................................................................... 22


                                                   ARTICLE SEVEN.

                                            REMEDIES OF THE TRUSTEE AND
                                              NOTEHOLDERS ON EVENT OF
                                                      DEFAULT.

SECTION 7.01.     Events of Default............................................................................ 23
SECTION 7.02.     Payment of Notes on Default; Suit Therefor................................................... 25
SECTION 7.03.     Application of Monies Collected by Trustee................................................... 26
SECTION 7.04.     Proceedings by Noteholders................................................................... 26
SECTION 7.05.     Proceedings by Trustee....................................................................... 27
SECTION 7.06.     Remedies Cumulative and Continuing........................................................... 27
SECTION 7.07.     Direction of Proceedings and Waiver of Defaults by Majority of Noteholders................... 27
SECTION 7.08.     Notice of Defaults........................................................................... 28
SECTION 7.09.     Undertaking to Pay Costs..................................................................... 28



                                             ARTICLE EIGHT.

                                         CONCERNING THE TRUSTEE.

SECTION 8.01.     Duties and Responsibilities of Trustee....................................................... 28
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                                              (iii)

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
                                                 TABLE OF CONTENTS

                                                                                                               Page
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
SECTION 8.02.     Reliance on Documents, Opinions, etc......................................................... 29
SECTION 8.03.     No Responsibility for Recitals, etc.......................................................... 30
SECTION 8.04.     Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes......................... 30
SECTION 8.05.     Monies to be held in Trust................................................................... 30
SECTION 8.06.     Compensation and Expenses of Trustee......................................................... 30
SECTION 8.07.     Officers' Certificate as Evidence............................................................ 30
SECTION 8.08.     Conflicting Interest of Trustee.............................................................. 31
SECTION 8.09.     Eligibility of Trustee....................................................................... 35
SECTION 8.10.     Resignation or Removal of Trustee............................................................ 35
SECTION 8.11.     Acceptance by Successor Trustee.............................................................. 36
SECTION 8.12.     Succession by Merger, etc.................................................................... 36
SECTION 8.13.     Limitation of Rights of Trustee as a Creditor................................................ 37


                                                   ARTICLE NINE.

                                            CONCERNING THE NOTEHOLDERS.

SECTION 9.01.     Action by Noteholders........................................................................ 40
SECTION 9.02.     Proof of Execution by Noteholders............................................................ 40
SECTION 9.03.     Who Are Deemed Absolute Owners............................................................... 40
SECTION 9.04.     Company Owned Notes Disregarded.............................................................. 40
SECTION 9.05.     Revocation of Consents; Future Holders Bound................................................. 40


                                                    ARTICLE TEN.

                                               NOTEHOLDERS' MEETINGS.

SECTION 10.01.    Purposes of Meetings......................................................................... 41
SECTION 10.02.    Call of Meetings by Trustee.................................................................. 41
SECTION 10.03.    Call of Meetings by Company or Noteholders................................................... 41
SECTION 10.04.    Qualifications for Voting.................................................................... 42
SECTION 10.05.    Regulations.................................................................................. 42
SECTION 10.06.    Voting....................................................................................... 42
SECTION 10.07.    No Delay of Rights by Meeting................................................................ 42


                                                  ARTICLE ELEVEN.

                                              SUPPLEMENTAL INDENTURES.


SECTION 11.01.    Supplemental Indentures without Consent of Noteholders....................................... 43
SECTION 11.02.    Supplemental Indentures with Consent of Noteholders.......................................... 43


                                     (iv)

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
                                                 TABLE OF CONTENTS

                                                                                                               Page
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
SECTION 11.03.    Compliance with Trust Indenture Act of 1939; Effect of Supplemental
         Indentures............................................................................................ 44
SECTION 11.04.    Notation on Notes............................................................................ 44
SECTION 11.05.    Evidence of Compliance of Supplemental Indenture to be Furnished
         Trustee............................................................................................... 44


                                                  ARTICLE TWELVE.

                                 CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE.

SECTION 12.01.    Company May Consolidate, etc., on Certain Terms.............................................. 44
SECTION 12.02.    Successor Corporation to be Substituted...................................................... 45
SECTION 12.03.    Opinion of Counsel to be Given Trustee....................................................... 45


                                                 ARTICLE THIRTEEN.

                                      SATISFACTION AND DISCHARGE OF INDENTURE.

SECTION 13.01.    Discharge of Indenture....................................................................... 45
SECTION 13.02.    Deposited Monies to be Held in Trust by Trustee.............................................. 46
SECTION 13.03.    Paying Agent to Repay Monies Held............................................................ 46
SECTION 13.04.    Return of Unclaimed Monies................................................................... 46


                                                 ARTICLE FOURTEEN.

                                      IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                                              OFFICERS AND DIRECTORS.

SECTION 14.01.    Indenture and Notes Solely Corporate Obligations............................................. 46


                                                  ARTICLE FIFTEEN.

                                                CONVERSION OF NOTES.

SECTION 15.01.    Right to Convert............................................................................. 47
SECTION 15.02.    Exercise of Conversion Privilege; Issuance of Common Stock on
         Conversion; No Adjustment for Dividends............................................................... 47
SECTION 15.03.    Cash Payments in Lieu of Fractional Shares................................................... 48
SECTION 15.04.    Conversion Price............................................................................. 48
SECTION 15.05.    Adjustment of Conversion Price............................................................... 48
SECTION 15.06.    Effect of Reclassification, Consolidation, Merger or Sale.................................... 50
SECTION 15.07.    Taxes on Shares Issued....................................................................... 50


                                      (v)

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
                                                 TABLE OF CONTENTS

                                                                                                               Page
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
SECTION 15.08.    Reservation of Shares; Shares to be Fully Paid; Compliance with
         Governmental Requirements; Listing of Common Stock.................................................... 50
SECTION 15.09.    Limitation on Responsibility of Trustee...................................................... 51
SECTION 15.10.    Notice to Holders Prior to Certain Actions................................................... 51
SECTION 15.11.    Possible Issuance of Series B Preferred Stock................................................ 52


                                                  ARTICLE SIXTEEN.

                                             MISCELLANEOUS PROVISIONS.

SECTION 16.01.    Provisions Binding on Company's Successors................................................... 52
SECTION 16.02.    Official Acts by Successor Corporation....................................................... 52
SECTION 16.03.    Addresses for Notices, etc................................................................... 52
SECTION 16.04.    Governing Law................................................................................ 52
SECTION 16.05.    Evidence of Compliance with Conditions Precedent............................................. 53
SECTION 16.06.    Legal Holidays............................................................................... 53
SECTION 16.07.    Trust Indenture of 1939 to Control........................................................... 53
SECTION 16.08.    No Security Interest Created................................................................. 53
SECTION 16.09.    Benefits of Indenture........................................................................ 53
SECTION 16.10.    Entire Agreement............................................................................. 53
SECTION 16.11.    Gender and Number............................................................................ 53
SECTION 16.12.    Table of Contents, Headings, etc............................................................. 53
SECTION 16.13.    Execution in Counterparts.................................................................... 54
SECTION 16.14.    No Sinking Fund.............................................................................. 54
SECTION 16.15.    No Interest.................................................................................. 54


                                     (vi)

     THIS INDENTURE, dated as of November 1, 1995 between Porta Systems Corp., a Delaware corporation (hereinafter sometimes called the "Company"), and American Stock Transfer & Trust Company, a limited purpose trust company duly organized and existing under the laws of the State of New York (hereinafter sometimes called the "Trustee"),

                              W I T N E S S E T H :

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its Zero Coupon Senior Subordinated Convertible Notes due January 2, 1998 (hereinafter sometimes called the "Notes"), in an aggregate principal amount of $30,000,000, and to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

     WHEREAS, the Notes, the certificate of authentication to be borne by the Notes and a form of conversion notice are to be substantially in the following forms, respectively:

                             [FORM OF FACE OF NOTE]

REGISTERED                                                            REGISTERED
  NUMBER                                                              $

                               PORTA SYSTEMS CORP.

      ZERO COUPON SENIOR SUBORDINATED CONVERTIBLE NOTE DUE JANUARY 2, 1998

     PORTA SYSTEMS CORP., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), for value received,
hereby promises to pay to               ,  or registered assigns,  the principal
sum of           Dollars  on  January  2,  1998,  at the office or agency of the
Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, on the Notes to the prior payment in full of all Senior Debt, as defined in the Indenture referred to on the reverse of this Note, and provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse of this Note and as more fully specified in said Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Note shall be deemed to be a contract made under the laws of the State of New York applicable to contracts executed and to be performed wholly within such State, and for all purposes shall be construed in accordance with and governed by the laws of said State.

     This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by the Trustee under the Indenture.



                                       (1)

     IN WITNESS WHEREOF, Porta Systems Corp. has caused this instrument to be duly executed under its corporate seal.

         Dated: ........................,

                                              PORTA SYSTEMS CORP.


[SEAL]                                        By...............................


Attest:


 . . . . . . . . . . . . . . . . . . . .


                     [FORM OF CERTIFICATE OF AUTHENTICATION]

      This is one of the Notes described in the within-mentioned Indenture.

                                             AMERICAN STOCK TRANSFER
                                              & TRUST COMPANY
                                                As Trustee


                                              By................................
                                                Authorized Officer


                                       (2)

                            [FORM OF REVERSE OF NOTE]


                               PORTA SYSTEMS CORP.

      ZERO COUPON SENIOR SUBORDINATED CONVERTIBLE NOTE DUE JANUARY 2, 1998


     This Note is one of a duly authorized issue of Notes of the Company, designated as its Zero Coupon Senior Subordinated Convertible Notes due January 2, 1998 (herein called the "Notes"), in the aggregate principal amount of up to Thirty Million Dollars ($30,000,000), all issued or to be issued under and pursuant to an indenture dated as of November 1, 1995 (herein called the "Indenture"), duly executed and delivered in the Borough of Manhattan, The City of New York, by the Company to American Stock Transfer & Trust Company, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

     The payment of principal of and premium, if any, on this Note is expressly subordinated and subject in right of payment, as provided in the Indenture, to the prior payment of any and all Senior Debt of the Company, as defined in the Indenture, and this Note is issued subject to such provisions, and each holder of this Note, by accepting the same, agrees, expressly for the benefit of the present and future holders of Senior Debt, whether now or hereafter outstanding, to and shall be bound by such provisions.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than sixty-six and two-thirds percent (66-2/3%) in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to modify the Indenture or any supplemental indenture or the rights of the holders of the Notes; provided, however, that no such modification shall (i) extend the fixed maturity of any Notes, reduce the principal amount thereof or change the currency in which the Notes are payable, or impair the right to convert the Notes into Common Stock on the terms set forth in the Indenture, without the consent of each Noteholder so affected; or (ii) reduce the aforesaid percentage of principal amount of Notes, the consent of the holders of which is required for any such modification, without the consent of the holders of all of the Notes then outstanding. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holder of not less than a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of any premium on or the principal of any of the Notes or a failure by the Company to effect any conversion of this Note as provided in the Indenture. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor irrespective of whether or not any notation thereof is made upon this Note or such other Notes. The Indenture also permits certain amendments without the consent of the holders of the Notes.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Note at the place, at the respective times, and in the coin or currency herein prescribed.

     The Notes are issuable in fully registered form in denominations of one thousand dollars ($1,000), any multiple of one thousand dollars ($1,000), and in such other amounts as is provided in the Indenture. At the office or agency of

                                       (3)
the Company in the Borough of Manhattan, The City of New York and in the manner and subject to the limitations provided in the Indenture, but without payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

     The Notes may, with certain limitations set forth in the Indenture, be redeemed at the option of the Company, as a whole at any time or in part, or from time to time, prior to maturity, upon mailing a notice of such redemption not less than thirty (30) nor more than sixty (60) days prior to the date fixed for redemption to the holders of Notes to be redeemed at their last registered addresses, all as provided in the Indenture, at the following percentage of the principal amount if the Notes are called for redemption during the following periods:

         Three months ended                   Percent of Principal Amount
         ------------------                   ---------------------------
         February 1, 1996                                75.87%
         May 1, 1996                                     79.48%
         August 1, 1996                                  83.10%
         November 1, 1996                                86.71%
         February 1, 1997                                90.32%
         May 1, 1997                                     93.93%
         August 1, 1997                                  97.55%
         November 1, 1997 and thereafter                   100%

     Subject to the provisions of the Indenture, the holder hereof has the right, at his option, at any time prior to the close of business on December 31, 1997, or, as to all or any portion hereof called for redemption, the close of business on the second business day prior to the date fixed for redemption, to convert the principal hereof, or, if the principal amount hereof is greater than one thousand dollars ($1,000), any portion of such principal which is one thousand dollars ($1,000), or a multiple thereof, into that number of fully paid and nonassessable shares of the Company's Common Stock obtained by dividing the principal amount of this Note or portion thereof to be converted by the applicable conversion price set forth below, or such conversion price as adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney:

         Note presented for conversion
         during three months ended                        Conversion Price
         -------------------------                        ----------------
         February 1, 1996                                       $2.22
         May 1, 1996                                             1.85
         August 1, 1996                                          1.58
         November 1, 1996 and thereafter                         1.31

No adjustments in respect of dividends will be made upon any conversion. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

     The Indenture also includes provisions pursuant to which, under certain circumstances, the Company may issue shares of its Series B Participating Preferred Stock, with no par value ("Series B Preferred Stock") in lieu of shares of Common Stock upon conversion of the Notes.


                                       (4)

     Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

     Prior to due presentment for registration (of transfer) of this Note, the Company, the Trustee, any paying agent, any conversion agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to, and all shares of Common Stock and/or Series B Preferred Stock issued upon conversion of this Note to, or upon the order of, such registered holder shall, to the extent of the sum or sums paid or principal amount of this Note so converted, satisfy and discharge liability for monies payable on this Note.

     No recourse for the payment of the principal of this Note, or for any claim on any Note or otherwise in respect of any Note, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, shall be had against any incorporator, stockholder, officer, director, employee or agent, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.




                                       (5)

                           [FORM OF CONVERSION NOTICE]

TO PORTA SYSTEMS CORP.:

     The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note, or portion hereof (which is $1,000 or a multiple thereof) below designated, into shares of Common Stock (or, under certain circumstances set forth in the Indenture, Series B Preferred Stock) of Porta Systems Corp. in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:                                 .........................................
                                                      Signature

                                        (to  be  medallion   guaranteed   by  an
                                        eligible  guarantor  institution  (bank,
                                        stockbroker,     savings     and    loan
                                        association,   or  credit   union   with
                                        membership  in  an  approved   signature
                                        guaranty medallion program), pursuant to
                                        Rule  17 Ad- 15  promulgated  under  the
                                        Securities Exchange Act of 1934, if the shares are to be issued in the name of a person other than the registered owner)

Fill in for registration of shares:

 ..........................................

 ..........................................

 ..........................................

      Please print name and address
       (including zip code number)

                                        Principal amount to be converted (if less than all):

                                               $   000

                                        ........................................
                                                 Social Security or Other
                                             Taxpayer Identification Number

                              [FORM OF ASSIGNMENT]

   FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


- --------------------------------------------------------------------------------
                  (Please print name and address of transferee)

     this Note, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________________, as Attorney, to transfer the within Note on the books kept for registration thereof, with full power of substitution.

Dated:                      Signature:
     ------------------             -------------------------------------------
                                    (Signature must conform in all respects to
                                      name of holder as specified on the face
                                                    of the Note)

Social Security or Other
Identifying Number of Transferee:
                                   -------------------------



Signature Guaranteed:

                                       (6)

     AND WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, as in this Indenture provided, and issued, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Notes by the holders thereof and of the sum of one dollar duly paid to it by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Notes, as follows:


                                  ARTICLE ONE.

                                  DEFINITIONS.

     SECTION 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture.

Board of Directors:

     The term "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee of such Board.

Business Day:

     The term "Business Day" shall mean any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or obligated to close.

Common Stock:

     The term "Common Stock" shall mean, when used with reference to the capital stock of the Company, the class of stock which, at the date of execution of this Indenture, is designated as common stock of the Company, being its common stock, par value $.01 per share, and stock of any class or classes into which such common stock or any such other class may thereafter be changed or reclassified. In case by reason of the operation of Article Fifteen of this Indenture, the Notes shall be convertible into any other shares or other securities or property of the Company or any other corporation, any reference in this Indenture to the conversion of Notes pursuant to Article Fifteen of this Indenture shall be deemed to refer to and include conversion of Notes into such other shares or other securities or property.


                                       (7)

Company:

     The term "Company" shall mean Porta Systems Corp., a Delaware corporation, and subject to the provisions of Article Twelve of this Indenture shall include its successors and assigns.

Conversion Price:

     The term "Conversion Price" shall have the meaning specified in Article Fifteen of this Indenture.

Event of Default:

     The term "Event of Default" shall mean any event specified in Section 7.01 of this Indenture, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

Exchange Offer:

     The term "Exchange Offer" shall mean the offer made by the Company to the holders of the Outstanding Debentures pursuant to a Notice of Exchange Offer dated November 30, 1995, and as more fully described in a Disclosure Statement dated November 30, 1995, pursuant to which the Company offered to issue, in exchange for each $1,000 stated principal amount of Outstanding Debentures, (i) 97 shares of Common Stock, and (ii) Notes in the principal amount of $767.22.

Excluded Debt:

     The term "Excluded Debt" shall mean the Company's obligations pursuant to the Loan and Security Agreement and the Outstanding Debentures.

Indenture:

     The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

Loan and Security Agreement:

     The term "Loan and Security Agreement" shall mean a certain Amended and Restated Loan and Security Agreement by and between the Company and Foothill Capital Corporation dated as of November 28, 1994, as the same shall be amended and supplemented, and including any agreements with other or subsequent lenders who are or become assignees or participants in the loan or loans made pursuant to such agreement.

Note or Notes; Outstanding:

     The terms "Note" or "Notes" shall mean any Note or Notes, as the case may be, authenticated and delivered under this Indenture.

     The term "outstanding," when used with reference to Notes, shall, subject to the provisions of Section 9.04 of this Indenture, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except

          (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;


                                       (8)

          (b) Notes, or portions thereof, for the payment or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that if such Notes are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article Three of this Indenture, or provision satisfactory to the Trustee shall have been made for giving such notice;

          (c) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06 of this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by bona fide holders in due course; and

          (d) Notes surrendered for conversion into Common Stock pursuant to Article Fifteen of this Indenture or redeemed pursuant to Article Three of this Indenture.

Noteholder:

     The terms "Noteholder," "holder of Notes," or other similar terms, shall mean any person in whose name at the time a particular Note is registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

Obligor:

     The term "Obligor," when used with respect to the Notes, means every person who is liable thereon.

Officers' Certificate:

     The term "Officers' Certificate," when used with respect to the Company, shall mean a certificate signed by the President or any Vice President and by the Vice President--Finance (if such officer shall not also sign the same certificate as a Vice President), the Controller, any Assistant Controller, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company. Each such certificate shall include the statements provided for in
Section 16.05 of this Indenture if and to the extent required by the provisions of such Section.

Opinion of Counsel:

     The term "Opinion of Counsel" shall mean an opinion in writing, reasonably acceptable to the Trustee, signed by legal counsel, who may be an employee of or counsel to the Company. Each such opinion shall include the statements provided for in Section 16.05 of this Indenture, if and to the extent required by the provisions of such Section.

Outstanding Debentures:

     The term "Outstanding Debentures" shall mean the Company's 6% Convertible Subordinated Debentures due July 1, 2002, which were issued pursuant to an indenture dated as of July 1, 1992, between the Company, as issuer, and The Bank of New York, as trustee.

Person:

     The term "Person" shall mean a corporation, an association, a partnership, a limited liability company, an organization, a trust, an individual, a government or a political subdivision thereof or a governmental agency.



                                       (9)

Predecessor Note:

     The term "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note, and for the purposes of this definition, any Note authenticated and delivered under Section 2.06 of this Indenture in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

Principal Office of the Trustee:

     The term "principal office of the Trustee," or other similar term shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office is, at the date of this Indenture, located at 40 Wall Street, 46th Floor, New York, New York 10005.

Responsible Officer:

     The term "Responsible Officer," when used with respect to the Trustee, shall mean the chairman or vice chairman of the board of directors, the chairman or vice chairman of the executive committee of the board of directors, the president, any executive vice president, any senior vice president, any vice president, any assistant vice president, the cashier, any assistant cashier, any senior trust officer, any trust officer, any assistant trust officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

Senior Debt:

     The term "Senior Debt" shall mean the principal of and premium, if any, and interest on the following: (a) the Loan and Security Agreement (including all interest accruing after the commencement of any bankruptcy or similar proceeding of which the Company is the subject, whether or not a claim for post-petition interest is allowed as a claim in any such proceeding, and including all fees and other similar amounts payable in connection therewith), (b) all other indebtedness of the Company (including indebtedness of others assumed or guaranteed by the Company) other than the Securities, whether outstanding on the date of the Indenture or thereafter created, incurred or assumed, which is (i) for money borrowed (which for all purposes herein includes obligations of the Company to repay amounts owing in respect of letters of credit, overdrafts, foreign exchange contracts, bankers' acceptances and loans or advances from banks, whether or not evidenced by notes or similar instruments) or (ii) evidenced by a note or similar instrument given in connection with an acquisition of any businesses, properties or assets of any kind (other than any such acquisition in the ordinary course of business), (c) obligations of the Company as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and (d) amendments, renewals, extensions, modifications, refinancings and refundings of any such indebtedness or obligation, including the Notes, unless in any case in the instrument creating or evidencing any such indebtedness or obligation or pursuant to which the same is outstanding it is provided that such indebtedness or obligation is not superior in right of payment to the Securities. All of the Company's obligations under the Notes shall be senior to the Company's obligations under the Outstanding Debentures. Neither the Notes nor the Outstanding Debentures are included in the definition of Senior Debt.

Series B Preferred Stock:

     The term "Series B Preferred Stock" shall mean the Company's Series B Participating Convertible Preferred Stock, with the holders having substantially the rights, preferences and privileges set forth in a Certificate of Designation filed with the Secretary of State of Delaware on or about the date of execution of this Indenture.


                                      (10)

Subsidiary:

     The term "Subsidiary" shall mean any corporation of which at least a majority of the outstanding stock having voting power under ordinary circumstances to elect a majority of the board of directors of said corporation shall at the time be owned by the Company or by the Company and one or more Subsidiaries or by one or more Subsidiaries.

Trigger Date:

     The term "Trigger Date" shall mean the date on which the number of the Company's issued and outstanding Common Stock, including any shares of Common Stock issuable pursuant to Article Fifteen of this Indenture (without regard to the application of Section 15.11 of this Indenture), shall be at least nineteen million (19,000,000) shares, inclusive of shares of Common Stock issuable upon conversion of Notes presented for conversion at such date.

Trustee:

     The term "Trustee" shall mean American Stock Transfer & Trust Company and, subject to the provisions of Article Eight of this Indenture, shall also include its successors and assigns as Trustee hereunder.

Trust Indenture Act of 1939:

     The term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939 as it was in force at the date of execution of this Indenture, except as provided in Sections 11.03 and 15.06 of this Indenture.


                                  ARTICLE TWO.

                   ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                             AND EXCHANGE OF NOTES.

     SECTION 2.01. Designation, Amount and Issue of Notes. The Notes shall be designated as set forth in the title of the form of Note hereinabove set forth. Upon execution of this Indenture, or from time to time hereafter, pursuant to the Exchange Offer to the holders of the Outstanding Debentures, or otherwise, the Company may execute and deliver to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by its President or any of its Vice Presidents and its Treasurer ar any of its Assistant Treasures, without any further action by the Company hereunder, Notes in the aggregate principal amount of thirty million dollars ($30,000,000).

     SECTION 2.02. Form of Notes. The Notes, the Trustee's certificate of authentication and the conversion notice to be borne by the Notes shall be substantially in the form as in this Indenture above recited. Any of the Notes may have imprinted thereon such legends or endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Notes may be listed, or to conform to usage.

     SECTION 2.03. Date and Denomination of Notes. The Notes shall be issuable in fully registered form in denominations of one thousand dollars ($1,000) and any multiple of one thousand dollars ($1,000). However, if a holder of Outstanding Debentures accepts the Exchange Offer with respect to all of his Outstanding Debentures, a separate Note may be issued to such holder in a principal amount less than one thousand dollars ($1,000). If the total principal amount of Notes to be issued to such holder exceeds one thousand dollars ($1,000) or a multiple

                                      (11)
thereof, such separate Note shall be issued in the amount by which such principal amount exceeds such multiple. If the total principal amount of Notes to be issued to such holder is less than one thousand dollars ($1,000), a single Note shall be issued for such total principal amount. Notes shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee and each Note shall be dated the date of its authentication. No Note in a principal amount other than one thousand dollars ($1,000) or a multiple of one thousand dollars ($1,000) may be transferred or converted or redeemed except in whole.

     SECTION 2.04. Execution of Notes. The Notes shall be signed in the name and on behalf to the Company by the facsimile signature of its President or, in lieu thereof, of any of its Vice Presidents or its Treasurer and attested by its Secretary or an Assistant Secretary, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). For that purpose the Company may adopt and use the facsimile signature of any person who has been or is or shall be such officer. Only such Notes as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee, shall be entitled to the benefits of the Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

     In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

     SECTION 2.05. Exchange and Registration of Transfer of Notes. Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations. Notes to be exchanged shall be surrendered at the office or agency to be maintained by the Company in the Borough of Manhattan, The City of New York, and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Note or Notes which the Noteholder making the exchange shall be entitled to receive.

     The Company shall keep, at said office or agency in The City of New York, a Note register in which, subject to such reasonable regulations as it may prescribe, the Company shall register Notes and shall register the transfer of Notes as provided in this Article Two. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times such register shall be open for inspection by the Trustee. So long as any of the Notes remain outstanding, the Company shall also at all times maintain an office or agency in the Borough of Manhattan, The City of New York at which Notes may be presented for conversion, transfer and exchange. Upon due presentment for registration of transfer of any Notes at any such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note or Notes for an equal aggregate principal amount.

     All Notes presented for registration of transfer or for exchange, redemption, conversion or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder or his attorney duly authorized in writing. If presented for transfer, the registered holder's signature shall be medallion guaranteed by a New York bank or trust company or a member of the New York Stock Exchange.

     No service charge shall be made for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.


                                      (12)

     The Company shall not be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) days next preceding any selection of Notes to be redeemed, or (b) any Notes selected, called, or being called for redemption except, in the case of any Notes to be redeemed in part, the portion thereof not so to be redeemed, or (c) any Notes surrendered for conversion. Nothing in this Section 2.05 shall be construed to prohibit the conversion of Notes during the period when the Notes may be converted pursuant to Article Fifteen of this Indenture.

     SECTION 2.06. Mutilated, Destroyed, Lost or Stolen Notes. In case any temporary or definitive Notes shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee shall authenticate and deliver, a new Note, bearing a number not contemporaneously outstanding, in exchange and in substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company and to the Trustee such security and indemnity as may be required by them to effectively save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

     The Trustee may authenticate any such substituted Note and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and in addition a further sum not exceeding $2 for each Note so issued in substitution. In case any Note which has matured or is about to mature or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note) if the applicant for such payment shall furnish to the Company and to the Trustee such security and indemnity as may be required by them to effectively save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Note and of the ownership thereof.

     Every  substituted  Note issued  pursuant to the provisions of this Section
2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. All Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

     SECTION 2.07. Temporary Notes. Pending the preparation of definitive Notes, the Company may execute and the Trustee shall authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the definitive Note but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company shall execute and deliver to the Trustee definitive Notes and thereupon any or all temporary Notes may be surrendered in exchange therefor, at the principal office of the Trustee in the Borough of Manhattan, The City of New York, and the Trustee shall authenticate and deliver definitive Notes in exchange for such temporary Notes. The Company shall bear any and all reasonable costs associated with such exchange. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes authenticated and delivered hereunder.


                                      (13)

     SECTION 2.08. Cancellation of Notes Paid, etc. All Notes surrendered for the purpose of payment, redemption, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent or any Note registrar or any conversion agent, be surrendered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee, shall be promptly cancelled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee may destroy cancelled Notes and deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation.


                                 ARTICLE THREE.

                              REDEMPTION OF NOTES.

     SECTION 3.01. Redemption Prices. The Company may, at its option, redeem all or from time to time any part of the Notes, on notice as set forth in Section
3.02 of this Indenture, and at the redemption prices set forth in the form of Note hereinabove recited.

     SECTION 3.02. Notice of Redemption; Selection of Notes. In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Notes of this Indenture, it shall fix a date for redemption and it, or, at its request, the Trustee in the name of and at the risk and expense of the Company, shall mail or cause to be mailed a notice of such redemption at least thirty (30), and not more than sixty (60), days prior to the date fixed for redemption to the holders of Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the Notes register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

     Each such notice of redemption shall be given in the name of the Company and specify the date fixed for redemption, the redemption price at which Notes are to be redeemed, the place of payment, and that payment will be made upon presentation and surrender of such Notes at the place of payment. Such notice shall also state the current conversion price and the date on which the right to convert such Notes or portions thereof into Common Stock will expire. If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed. In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

     Prior to the redemption date specified in the notice of redemption given as provided in this Section 3.02, the Company shall deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Notes so called for redemption at the appropriate redemption price. If fewer than all the Notes are to be redeemed, it shall give the Trustee notice not less than forty-five (45) days prior to the redemption date as to the aggregate principal amount of Notes to be redeemed.

     If fewer than all the Notes are to be redeemed or if any Notes are to be redeemed in part only, the Trustee shall select, pro rata or by lot, as the Trustee shall deem appropriate and fair, the Notes or portions thereof to be redeemed and shall as promptly as practicable notify the Company of the Notes or portions thereof so selected. No Note of the denomination of one thousand dollars ($1,000) or less shall be redeemed in part and Notes may be redeemed in part only in multiples of one thousand dollars ($1,000). If any Note selected for partial redemption is converted in part after such selection, the converted portion of such Note shall be deemed (so far

                                      (14)
as may be) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is converted as a whole or in part before the mailing of the notice of redemption.

     Upon any redemption of less than all the Notes, the Company and the Trustee may treat as outstanding Notes surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a notice of redemption and need not treat as outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

     SECTION 3.03. Payment of Notes Called for Redemption. If notice of redemption has been given as above provided, the Notes with respect to which such notice has been given shall, unless theretofore converted into Common Stock pursuant to the terms of this Indenture, become due and payable on the date and at the place or places stated in such notice at the applicable redemption price. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price.

     Upon presentation and surrender of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented and surrendered.


                                  ARTICLE FOUR.

                             SUBORDINATION OF NOTES.

     SECTION 4.01. Agreement of Noteholders that Notes Subordinated to Extent Provided. The Company, for itself, its successors and assigns, covenants and agrees and each holder of the Notes by his acceptance thereof likewise covenants and agrees that the payment of the principal of each and all of the Notes is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt, whether outstanding on the date hereof or incurred or created in the future. The provisions of this Article Four shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

     SECTION 4.02. Company not to Make Payments with Respect to Notes in Certain Circumstances.

     (a) Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, all principal thereof and premium, if any, and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holder or holders of such Senior Debt, before any payment is made on account of the principal of the Notes or to acquire any of the Notes by the Company.

     (b) Upon the happening of an event of default with respect to any Senior Debt, as such event of default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, and, if the default is other than default in payment of the principal of or premium, if any, or interest on such Senior Debt, upon written notice thereof given to the Company and the Trustee by the holder or holders of such Senior Debt or their representative or representatives, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of the Notes or to acquire any of the Notes.


                                      (15)

     (c) In the event that, notwithstanding the provisions of this Section 4.02, the Company shall make any payment to the Trustee on account of the principal of the Notes, after the happening of a default in payment of the principal of or premium, if any, or interest on Senior Debt, or after receipt by the Company and the Trustee of written notice as provided in Section 4.06 of this Indenture of an event of default with respect to any Senior Debt, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Sections 4.06 and 4.07 of this Indenture) shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Debt (pro rata as to each of such holders on the basis of the respective amounts of Senior Debt held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which any instruments evidencing any Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with the terms of such Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

     (d) It is understood and agreed that the Trustee shall be under no obligation to enforce the Company's agreement, pursuant to Paragraphs 4.02(a) and (b) of this Indenture, not to make payments to acquire any of the Notes or to take any action upon the breach of such agreement.

     SECTION 4.03. Notes Subordinated to Prior Payment of all Senior Debt on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise),

     (a) The holders of all Senior Debt shall first be entitled to receive payment in full of the principal thereof, premium, if any, and interest due thereon before the holders of the Notes are entitled to receive any payment on account of the principal of the Notes (other than payment in shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which stock and securities are subordinated to the payment of all Senior Debt and securities received in lieu thereof which may at the time be outstanding); and

     (b) Any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which stock and securities are subordinated to the payment of all Senior Debt and securities received in lieu thereof which may at the time be outstanding), to which the holders of the Notes or the Trustee would be entitled except for the provisions of this Article Four, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Debt or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Debt.

     (c) In the event that  notwithstanding  the  foregoing  provisions  of this
Section 4.03, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which stock and securities are subordinated to the payment of all Senior Debt and securities received in lieu thereof which may at the time be outstanding), shall be received by the Trustee or the holders of the Notes on account of principal or premium, if any, on the Notes before all Senior Debt is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provisions of Section 4.06 and 4.07 of this Indenture) shall be received and held in trust for and shall be paid over to the holders of the Senior Debt remaining unpaid or unprovided for or their

                                      (16)
representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Debt.

     SECTION 4.04. Noteholders to be Subrogated to Right of Holders of Senior Debt. Subject to the payment in full of all Senior Debt, the holders of the Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until all amounts owing on the Notes shall be paid in full, and for the purpose of such subrogation, no payments or distributions to the holders of the Senior Debt by or on behalf of the Company or by or on behalf of the holders of the Notes by virtue of this Article Four which otherwise would have been made to the holders of the Notes shall, as between the Company and the holders of the Notes, be deemed to be payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Article Four are and are intended solely for the purpose of defining the relative rights of the holders of the Notes, on the one hand, and the holders of the Senior Debt, on the other hand.

     SECTION 4.05. Obligation of the Company Unconditional. Nothing contained in this Article Four or elsewhere in this Indenture or in the Notes is intended to or shall impair as between the Company and the holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Notes the principal of Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Trustee or the holder of any Note from exercising all rights and remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Four of the holders of Senior Debt in respect of cash, property, or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article Four, the Trustee, subject to the provisions of Section 8.01 of this Indenture, and the holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Four.

     SECTION 4.06. Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice. The Company shall give prompt written notice to the Trustee of any default under any Senior Debt or under any agreement pursuant to which Senior Debt may have been issued. Notwithstanding the provisions of Section 4.01 of this Indenture or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee, unless and until the Trustee shall have received at the principal office of the Trustee,
Attention: President, written notice thereof from the Company or from one or more holders of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 8.01 of this Indenture, shall be entitled to assume conclusively that no such facts exist.

     The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Debt or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article Four, the Trustee may, at its discretion, request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such

                                      (17)
payment or distribution and any other facts pertinent to the rights of such Person under this Article Four, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment, but the Trustee shall not be obligated to institute a judicial proceeding for such purpose; nor shall the Trustee be charged with knowledge of the curing or waiver of any event of default of the character referred to in Paragraph 4.02(b) of this Indenture or that any event or any condition preventing any payment in respect of the Notes shall have ceased to exist, unless and until the Trustee shall have received an Officers' Certificate to such effect.

     SECTION 4.07. Application by Trustee of Monies Deposited with It. Anything in this Indenture to the contrary notwithstanding, any deposit of monies by the Company with the Trustee or any paying agent (whether or not in trust) for the payment of the principal of or premium, if any, on any Notes shall be subject to the provisions of Sections 4.01, 4.02, 4.03 and 4.04 of this Indenture except that, if not less than three (3) Business Days prior to the date on which by the terms of this Indenture any such monies may become payable for any purpose (including, without limitation, the payment of either the principal of or premium, if any, on any Note and any amount immediately due and payable upon the execution of any instrument acknowledging satisfaction and discharge of this Indenture, as provided in Article Thirteen of this Indenture) the Trustee shall not have received with respect to such monies the notice provided for in Section
4.06 of this Indenture, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

     SECTION 4.08. Subordination Rights Not Impaired by Acts or Omissions of Company or Holders of Senior Debt. No right of any present or future holders of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

     SECTION 4.09. Noteholders Authorize Trustee to effectuate Subordination of Notes. Each holder of the Notes by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Four and irrevocably appoints the Trustee his attorney-in-fact for such purpose.

     SECTION 4.10. Right of Trustee to Hold Senior Debt. The Trustee shall be entitled to all of the rights set forth in this Article Four in respect of any Senior Debt at any time held by it to the same extent as any other holder of Senior Debt, and nothing in Section 8.13 of this Indenture or elsewhere in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

     SECTION 4.11. Article Four not to Prevent Events of Default. The failure to make a payment on account of principal or premium, if any, by reason of any provision in this Article Four shall not be construed as preventing the occurrence of an Event of Default under Section 7.01 of this Indenture.


                                  ARTICLE FIVE.

                      PARTICULAR COVENANTS OF THE COMPANY.

     SECTION 5.01. Payment of Principal. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.


                                      (18)

     SECTION 5.02. Offices for Notices and Payments, etc. So long as any of the Notes remain outstanding, the Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where the Notes may be presented for payment, an office or agency where the Notes may be presented for registration of transfer and for exchange and conversion as provided in this Indenture and an office or agency where notices and demands to or upon the Company in respect of the Notes or of this Indenture may be served. The Company shall give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal office of the Trustee in the Borough of Manhattan, The City of New York. The Company hereby appoints the Trustee at the principal office of the Trustee in the Borough of Manhattan, The City of New York, its agent to receive all such presentations and demands.

     SECTION 5.03. Appointments to Fill Vacancies in the Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10 of this Indenture, a Trustee, so that there shall at all times be a Trustee hereunder.

     SECTION 5.04. Provision as to Paying Agent.

     (a) If the Company shall appoint a paying agent other than the Trustee, it shall cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.04,

          (1) that it shall hold all sums held by it as such agent for the payment of the principal of the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

          (2) that it shall give the Trustee notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of and premium, if any, on the Notes when the same shall be due and payable; and

          (3) that it shall at any time during the continuance of an Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by it as such agent.

     (b) If the Company shall act as its own paying agent, it shall on or before each due date of the principal of the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Notes) to make any payment of the principal of the Notes when the same shall become due and payable.

     (c) Anything in this Section 5.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any paying agent hereunder, as required by this Section 5.04, such sums to be held by the Trustee upon the trusts herein contained.

     (d) Anything in this Section 5.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.04 is subject to Sections 13.03 and 13.04 of this Indenture.

     SECTION 5.05. Corporate Existence. Subject to Article Twelve of this Indenture, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and all material rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Chief Executive Officer and Chief Financial Officer of the Company jointly

                                      (19)
determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Company or that the abandonment thereof is in the best interest of the Company.

     SECTION 5.06. Payment of Taxes and Other Claims. The Company will use its best efforts to pay or discharge, or cause to be paid or discharged, (a) before the same may become a lien on the general assets of the Company, all material Federal and/or state taxes and assessments charges levied or imposed upon the Company or upon the income, profits or property, real or personal, or upon any part thereof, of the Company, and (b) not later than thirty (30) days after it becomes a lien on the particular assets, all material claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any material property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and if the Company shall have set aside on its books reserves deemed by it adequate with respect thereto.

     SECTION 5.07. Statement as to Compliance.

     (a) The Company  shall  deliver to the Trustee,  within one hundred  twenty
(120) days after the end of each fiscal year, an Officer's Certificate of the Company, stating, as to each signer thereof, that

          (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

          (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

     (b) The Company shall promptly notify the Trustee if the Company's fiscal year is changed so that the end thereof is on any date other than the then current fiscal year end date.

     (c) The Company will deliver to the Trustee, forthwith upon a senior executive officer becoming aware that the Company is in a material default in the performance or observance of any material covenant, agreement or condition contained in this Indenture or that any Event of Default has occurred, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.


                                  ARTICLE SIX.

                      NOTEHOLDERS LISTS AND REPORTS BY THE
                            COMPANY AND THE TRUSTEE.

     SECTION 6.01. Noteholders Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen (15) days prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note registrar.

                                      (20)

     SECTION 6.02. Preservation and Disclosure of Lists.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section
6.01 of this Indenture. The Trustee may destroy any list furnished to it as provided in Section 6.01 of this Indenture upon receipt of a new list so furnished.

     (b) In case three (3) or more holders of Notes (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six (6) months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five (5) Business Days after the receipt of such application, at its election, either,

          (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of Paragraph 6.02(a) of this Indenture, or

          (2) inform such applicants as to the approximate number of holders of Notes whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of Paragraph 6.02(a) of this Indenture, and as to the approximate cost of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Noteholder whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of Paragraph 6.02(a) of this Indenture a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five (5) days after such tender, the Trustee shall mail to such applicants and file within the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Notes or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Noteholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every holder of the Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor the Note registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Notes in accordance with the provisions of Paragraph 6.02(b) of this Indenture, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Paragraph 6.02(b).


                                      (21)

     SECTION 6.03. Reports by the Company.

     (a) The Company covenants and agrees to file with the Trustee, within fifteen (15) days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents, or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture, as may be required from time to time by such rules and regulation, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Section 16.05 of this Indenture, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants.

     (c) The Company covenants and agrees to transmit by mail to all holders of Notes as the names and addresses of such holders appear upon the Note register within thirty (30) days after the filing thereof with the Trustee, such summaries of any information, documents, and reports required to be filed by the Company pursuant to Paragraphs 6.03(a) and (b) of this Indenture as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission; and

     (d) The Company covenants and agrees to furnish to the Trustee, not less often than annually, an Officers' Certificate as to such officers' knowledge of such obligor's compliance with all conditions and covenants under this Indenture. For purposes of this Paragraph 6.03(d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

     SECTION 6.04. Reports by the Trustee.

     (a) On or before the date the registration statement covering the Notes is declared effective by the Securities and Exchange Commission, and in every year thereafter on or before the anniversary thereof, so long as any Notes are outstanding, the Trustee shall transmit to the Noteholders, as hereinafter in this Section 6.04 provided, a brief report dated as of 30 days prior to such anniversary with respect to any of the following events which may have occurred within the previous twelve (12) months (but if no such event has occurred within such period no report need be transmitted):

          (1) any change to its eligibility under Section 8.09 of this Indenture or its qualification under Section 8.08 of this Indenture;

          (2) the creation of or any material change to a relationship specified in Paragraphs 6.04(a)(1) through (10) of this Indenture;

          (3) the character and amount of advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to

                                      (22)
     state such advances if such advances so remaining unpaid aggregate not more than one-half of one percent (1/2 of 1%) of the principal amount of the Notes outstanding on the date of such report;

          (4) the amount, interest rate, and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Notes) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Paragraphs 8.13(b)(2), (3), (4) or (6) of this Indenture;

          (5) any change to the property and funds, if any, physically in the possession of the Trustee, as such, on the date of such report;

          (6) any additional issue of Notes which the Trustee has not previously reported; and

          (7) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Notes, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 7.08 of this Indenture.

     (b) The Trustee shall transmit to the Noteholders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such), since the date of the last report transmitted pursuant to the provisions of Paragraph 6.04(a) of this Indenture (or, if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Notes on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Paragraph 6.04(b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten percent (10%) or less of the principal amount of Notes outstanding at such time, such report to be transmitted within ninety (90) days after such time.

     (c) Reports pursuant to this Section 6.04 shall be transmitted by mail to all holders of Notes as the names and addresses of such holders appear on the Note register, with copies sent to the Company.

     (d) A copy of each such report shall, at the time of such transmission to Noteholders, be filed by the Trustee with each stock exchange upon which the Notes are listed and also with the Securities and Exchange Commission. The Company shall notify the Trustee when and as the Notes become listed on any stock exchange.


                                 ARTICLE SEVEN.

                           REMEDIES OF THE TRUSTEE AND
                             NOTEHOLDERS ON EVENT OF
                                    DEFAULT.

     SECTION 7.01. Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Four of this Indenture or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of the principal of any Note when due and payable, as therein or herein provided, whether at the stated maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right or otherwise; or

                                      (23)

     (b) either (i) failure by the Company to make any payment at final maturity in respect of any outstanding Indebtedness (other than Excluded Debt) in an amount in excess of one million U.S. dollars (U.S.$1,000,000) or the equivalent thereof in any other currency or composite currency and the continuance of such failure for a period of sixty (60) days after written notice thereof by any trustee or other representative of the holders thereof to the Company, or to the Company by or on behalf of the holders of not less than twenty five percent (25%) in principal amount of such Indebtedness, or (ii) declaration of any default, beyond any period of grace, with respect to any Indebtedness (other than Excluded Debt), which default results in the acceleration by the holder(s) thereof of Indebtedness in an amount in excess of five million U.S. dollars (U.S.$5,000,000) or the equivalent thereof in any other currency or composite currency without such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled within a period of sixty (60) days after written notice thereof by any trustee or other representative of the holders thereof to the Company, or to the Company by or on behalf of the holders of not less than twenty five percent (25%) in principal amount of such Indebtedness; provided, however, that if, prior to the entry of judgment in favor of any trustee with respect to any Indebtedness or in favor of any holder of any Indebtedness or other representative of the holders thereof, such failure or default under such indenture or instrument shall be remedied or cured by the Company, or waived by the holders of such Indebtedness, and such acceleration shall be rescinded, then the Event of Default under the this Paragraph 7.01(b) shall be deemed likewise to have been remedied, cured or waived; "Indebtedness" being defined to mean obligations of, or guaranteed or assumed by, the Company for borrowed money, including obligations evidenced by bonds, debentures, notes or other similar instruments (it being understood that "Indebtedness" does not include obligations to pay the purchase price of goods if such goods are acquired, and such obligations are incurred, in the ordinary course of the Company's business or other obligations to trade creditors); or

     (c) a default by the Company in the performance or observance in any material respect of any term, covenant, warranty or agreement in the Notes or this Indenture and the continuance thereof for a period of ninety (90) days after receipt by the Company of notice thereof from the Trustee or the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes issued pursuant to this Indenture, such percentage to be determined without giving effect to any reduction in outstanding principal amount as a result of the conversion or redemption of Notes, purchases of Notes by the Company or any other events or transactions which have the effect of reducing the principal amount of Notes outstanding, such notice to state that it is a Notice of Default and to set forth in reasonable detail the nature of the default; or

     (d) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under Federal bankruptcy law or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

     (e) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

     In case one or more Events of Default shall have occurred and be continuing, unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than twenty-five


                                      (24)
percent (25%) in aggregate principal amount of the Notes issued pursuant to this Indenture, such percentage to be determined without giving effect to any reduction in outstanding principal amount as a result of the conversion or redemption of Notes, purchases of Notes by the Company or any other events or transactions which have the effect of reducing the principal amount of Notes outstanding, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgement or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay the principal of any and all of the Notes which shall have become due otherwise than by acceleration and all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any and all defaults under this Indenture, other than the nonpayment of principal of Notes which shall have become due by acceleration, shall have been remedied; then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceeding had been taken.

     SECTION 7.02. Payment of Notes on Default; Suit Therefor. The Company covenants that in case default shall be made in the payment of the principal of any of the Notes as and when the same shall have become due and payable whether at maturity of the Notes or in connection with any redemption, by declaration or otherwise, then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the holders of the Notes, the whole amount of the principal of the Note that then shall have become due and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code or any other applicable law, or in case a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) shall have been appointed for the property of the Company or such other Obligor or in the case of any other similar judicial proceedings relative to the Company or other Obligor upon the Notes, or to the creditors or property of the Company or such other Obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial

                                      (25)
proceedings relative to the Company or any other Obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any amounts due the Trustee under Section 8.06 of this Indenture. To the extent that such payment of reasonable compensation, expenses, disbursements and advances and counsel fees out of the trust estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or adopt on behalf of any Noteholder any plan of reorganization or arrangement, affecting the Notes or the rights of any Noteholders, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

     All rights or action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Notes.

     SECTION 7.03. Application of Monies Collected by Trustee. Subject to the provisions of Article Four of this Indenture, any monies collected by the Trustee pursuant to Section 7.02 of this Indenture shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses of collection and reasonable compensation to and expenses and disbursements of the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

          SECOND: In case the principal of the outstanding Notes shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Notes for principal and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal without preference or priority of any Note over any other Note, ratably to the aggregate of such principal.

          SECTION 7.04. Proceedings by Noteholders. No holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Indenture and shall have offered to the Trustee such reasonable indemnity and security as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity and security, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right

                                      (26)
in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of such Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes.

     Notwithstanding any other provisions in this Section 7.02 or any other section of this Indenture, the right of any holder of any Note to receive payment of the principal of such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

     Anything in this Indenture to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in his own behalf and for his own benefit may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided in this Indenture.

     SECTION 7.05. Proceedings by Trustee. In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceedings in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     SECTION 7.06. Remedies Cumulative and Continuing. All powers and remedies given by this Article Seven to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 7.04 of this Indenture, every power and remedy given by this Article Seven or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

     SECTION 7.07. Direction of Proceedings and Waiver of Defaults by Majority of Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.04 of this Indenture shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 8.01 of this Indenture) the Trustee shall have the right to decline to follow any such direction if the Trustee shall be advised by its counsel that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible
Officers shall determine that the action or proceedings so directed could involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default hereunder and its consequences except a default in the payment of the principal of the Notes or a failure by the Company to convert any Notes into Common Stock. Upon any such waiver, the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.07, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing.

                                      (27)

     SECTION 7.08. Notice of Defaults. The Trustee shall, within ninety (90) days after the occurrence of a default, mail to all Noteholders as the names and addresses of such holders appear upon the registry books of the Company, notice of all defaults known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 7.08 being hereby defined to be the events specified in Section 7.01 of this Indenture, not including periods of grace, if any, provided for therein); and provided that, except in the case of default in the payment of the principal of any of the Notes, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders.

     SECTION 7.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court of competent jurisdiction may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, that the provisions of this Section 7.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than ten percent (10%) in principal amount of the Notes outstanding, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article Fifteen of this Indenture.


                                 ARTICLE EIGHT.

                             CONCERNING THE TRUSTEE.

     SECTION 8.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

          (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

               (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on the part of the  Trustee,  the
          Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee

                                      (28)
          shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 9.04 of this Indenture relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 8.02. Reliance on Documents, Opinions, etc. Except as otherwise provided in Section 8.01 of this Indenture,

          (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

          (c) the Trustee may consult with its or the Company's counsel, and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders, pursuant to the provisions of this
     Indenture, unless such Noteholders shall have offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note, coupon or other paper or document unless requested in writing to do so by the holders of not less than a majority in principal amount of the Notes then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require additional security and reasonable indemnity against such expense or lability as a condition to so proceeding; and

                                      (29)

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

     SECTION 8.03. No Responsibility for Recitals, etc. The recitals contained in this Indenture and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness or completeness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes or of their authorization by the Company. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

     SECTION 8.04. Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes. The Trustee or any paying agent or any conversion agent or Note registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent, conversion agent or Note registrar.

     SECTION 8.05. Monies to be held in Trust. Subject to the provisions of Sections 13.03 and 13.04 of this Indenture, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received.

     SECTION 8.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses, disbursements and advances of its agents and counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 8.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes. Any expenses incurred or compensation for services rendered by the Trustee after an Event of Default are intended to constitute expenses of administration under any applicable bankruptcy law.

     SECTION 8.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 8.01 of this Indenture, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.


                                      (30)

     SECTION 8.08. Conflicting Interest of Trustee.

     (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 8.08, then, within ninety (90) days after ascertaining that it has such conflicting interest, and if the default, as defined in this
Section 8.08, to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such ninety (90) day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided in this Section 8.08, resign, and the Company shall take prompt steps to have a successor appointed in the manner and with the effect specified in Section 8.10 of this Indenture.

     (b) In the event that the Trustee shall fail to comply with the provisions of Paragraph 8.08(a) of this Indenture, the Trustee shall, within ten (10) days after the expiration of such ninety (90) day period, transmit notice of such failure to all holders of Notes, as the names and addresses of such holders appear upon the registry books of the Company.

     (c) For the purpose of this Section 8.08, the Trustee shall be deemed to have a conflicting interest if an Event of Default, exclusive of any period of grace or requirement of notice, shall have occurred and be continuing, and:

          (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company, are outstanding, or is trustee for more than one outstanding series of securities, as defined in this Section 8.08, under a single indenture of the Company, unless such other indenture is a collateral trust indenture under which the only collateral consists of Notes issued under this Indenture; provided that there shall be excluded from the operation of this Paragraph 8.08(c)(1) any other series under such indenture, and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities of the Company, are outstanding if (i) this Indenture and such other indenture or indentures (and all series of securities issuable thereunder) are wholly unsecured and rank equally, and such other indenture or indentures (and such series) are hereafter qualified under the Trust Indenture Act of 1939, unless the Securities and Exchange Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture (or such series) and the provisions of such other indenture or indentures (or such series) which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or (ii) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture and such other indenture or under more than one outstanding series under a single indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

          (2) the Trustee or any of its directors or executive officers is an underwriter for an obligor upon the Notes issued under this Indenture;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one (1) individual may be a director and/or an executive officer of the Company, but may not be at the same time an executive officer of both the Trustee and the Company; (B) if and so long as the number of directors of the Trustee in office is more than nine (9), one (1) additional individual may be a director and/or an executive officer of the Trustee and a director of the Company; and (C) the Trustee may be designated by the Company or by an underwriter for the Company to act in

                                      (31)
     the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of Paragraph 8.8(c)(1) of this Indenture, to act as trustee whether under an indenture or otherwise;

          (5) ten percent (10%) or more of the voting securities of the Trustee is beneficially owned by the Company or by any director, partner, or executive officer thereof, or twenty percent (20%) or more of such voting securities is beneficially owned, collectively, by any two (2) or more of such persons; or ten percent (10%) or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any two (2) or more such persons;

          (6) the Trustee is the beneficial owner of, or holds a collateral security for an obligation which is in default, (A) five percent (5%) or more of the voting securities, or ten percent (10%) or more of any other class of security, of the Company, not including the Notes issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) ten percent (10%) or more of any class of security of an underwriter for the Company;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, five percent (5%) or more of the voting securities of any person who, to the knowledge of the Trustee, owns ten percent (10%) or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, ten percent (10%) or more of any class of security of any person who, to the knowledge of the Trustee, owns fifty percent (50%) or more of the voting securities of the Company; or

          (9) the Trustee owns, on the date of an Event of Default (exclusive of any period of grace or requirement of notice) or any anniversary of such Event of Default while such Event of Default remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of twenty-five percent (25%) or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under Paragraphs 8.08(c)(6), (7), or (8) of this Indenture. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of not more than two (2) years from the date of such acquisition, to the extent that such securities included in such estate do not exceed twenty-five percent (25%) of such voting securities or twenty-five percent (25%) of any such class of security. Promptly after the dates of any such Events of Default and annually in each succeeding year that the Notes remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of principal of any of the Notes when and as the same becomes due and payable, and such failure continues for thirty (30) days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such thirty (30) day period and, after such date, notwithstanding the foregoing provisions of this Paragraph 8.08(c)(9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of Paragraphs 8.08(c)(6), (7) and (8) of this Indenture; or

          (10)  except  under  the   circumstances   described   in   Paragraphs
     8.13(b)(1), (2), (3), (4), (5), or (6) of this Indenture, the Trustee shall be or shall become a creditor of the Company.


                                      (32)

     The specifications of percentages in Paragraphs 8.08(c)(5) to (9), inclusive, shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of Paragraph 8.08(c)(3) or (7) of this Indenture.

     For the purposes of Paragraph 8.08(c)(1) only, the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the Trustee, or otherwise take action pursuant to a note of such holders, separately from holders of another such series; provided that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

     For the purposes of Paragraphs 8.08(c)(6), (7), (8) and (9) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay monies lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for thirty (30) days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as an agent for collection, or as custodian, escrow agent, or depositary, or in any similar respective capacity.

     Except as provided in the next preceding paragraph of this Paragraph 8.08(c), the word "security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a "security" or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

     (d) For the purposes of this Section 8.08:

          (1) the term "underwriter" when used with reference to the Company shall mean every person who, within one (1) year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term  "director"  shall mean any director of a corporation  or
     any   individual   performing   similar   functions  with  respect  to  any
     organization whether incorporated or unincorporated.

          (3) The term "person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or

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

     pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5) The term "Company" shall mean any obligor upon the Notes.

          (6) The term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     The percentages of voting securities and other securities specified in this
Section 8.08 shall be calculated in accordance with the following provisions:

          (A) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section 8.08 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (B) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (C) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

          (D) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) Securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (ii) Securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (iii) Securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise;

               (iv) Securities held in escrow if placed in escrow by the issuer thereof; provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (E) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.


                                      (34)

     SECTION 8.09. Eligibility of Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory thereof or the District of Columbia or a corporation or other person permitted to act as "institutional trustee" by the Securities and Exchange Commission, which is authorized under the applicable laws to exercise corporate trust powers, having a combined capital and surplus of at least ten million dollars ($10,000,000) subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority and having its principal office and place of business in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company, nor any person directly or indirectly controlling, controlled by, or under common control with the Company may serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10 of this Indenture.

     SECTION 8.10. Resignation or Removal of Trustee. (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of Notes at their addresses as they shall appear on the registry books of the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within sixty (60) days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, subject to the provisions of Section 7.09 of this Indenture, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b) In case at any time any of the following shall occur --

          (1) the Trustee shall fail to comply with the provisions of Paragraph 8.08(a) of this Indenture after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months, or

          (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 of this Indenture and shall fail to resign after written request therefor by the Company or by any such Noteholder, or

          (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one (1) copy of which instrument shall be delivered to the Trustee so removed and one (1) copy to the successor trustee, or, subject to the provisions of Section 7.09 of this Indenture, any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee; provided, however, that, except in the case of a default in the payment of principal of the Notes, the Trustee shall not be required to resign as provided by this Section 8.10 if the Trustee shall have sustained the burden of proving, on application to the Securities and Exchange Commission and opportunity for

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

hearing thereon, that (i) the Event of Default may be cured or waived during a reasonable period and under the procedures described in such application, and
(ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of any Noteholder. The filing of such an application shall automatically stay the performance of the duty to resign until the Securities and Exchange Commission orders otherwise.

     (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten
(10) days after such nomination the Company objects thereto, in which case the Trustee so removed or any Noteholders, upon the terms and conditions and otherwise as provided in Paragraph 8.10(a) of this Indenture, may petition any court of competent jurisdiction for an appointment of a successor trustee.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11 of this Indenture.

     SECTION 8.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 of this Indenture shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed of conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.06 of this Indenture, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 8.06 of this Indenture.

     No successor  trustee shall accept  appointment as provided in this Section
8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.08 of this Indenture and eligible under the provisions of Section 8.09 of this Indenture.

     Upon  acceptance of appointment by a successor  trustee as provided in this
Section 8.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the registry books of the Company. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     SECTION 8.12. Succession by Merger, etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the trust business of the Trustee, shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which

                                      (36)
it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by mergers, conversion or consolidation.

     SECTION 8.13. Limitation of Rights of Trustee as a Creditor.

     (a) Subject to the provisions of Paragraph 8.13(b), if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three (3) months prior to a default, as defined Paragraph 8.13(c) of this Indenture, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Notes and the holders of other indenture securities (as defined in Paragraph 8.13(c)(2) of this Indenture):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal, effected after the beginning of such three (3) month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in Paragraph 8.13(a)(2) of this Indenture, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three (3) month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of Trustee

          (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the
     Trustee  to  a  third  person,  and  (iii)   distributions  made  in  cash,
     securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or any other applicable law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three (3) month period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three
     (3) month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Paragraph 8.13(c) of this Indenture, would occur within three (3) months; or

          (D) to receive  payment on any claim  referred to in paragraph  (B) or
     (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of Paragraphs 8.13(a)(2)(B), (C) and (D), property substituted after the beginning of such three (3) month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or


                                      (37)
refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Noteholders and the holders of other indenture securities in such manner that the Trustee, the Noteholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or any other applicable law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Noteholders, and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or any other applicable law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or any other applicable law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Noteholders, and the holder of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Noteholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee who has resigned or been removed after the beginning of such three (3) month period shall be subject to the provisions of this Paragraph 8.13(a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three (3) month period, it shall be subject to the provisions of this Paragraph 8.13(a) if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim which would have given rise to the obligation to account if such Trustee had continued as trustee, occurred after the beginning of such three (3) month period; and

          (ii) such receipt of property or reduction of claim occurred within three (3) months after such resignation or removal.

     (b) There shall be excluded from the operation of Paragraph 8.13(a) of this Indenture a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one (1) year or more at the time of acquisition by the Trustee:

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Noteholders at the time and in the

                                      (38)
     manner provided in Section 6.04 of this Indenture with respect to reports pursuant to Paragraph 6.04(a) and (b) of this Indenture, respectively;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Paragraph 8.13(c) of this Indenture;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Paragraph 8.13(c) of this Indenture.

     (c) As used in this Section 8.13;

          (1) The term "default" shall mean any failure to make payment in full of (A) the principal of any of the Notes or (B) the principal of or interest upon any of the other indenture securities when and as such principal or interest becomes due and payable;

          (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of Paragraph 8.13(a) of this Indenture, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account;

          (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided that the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

          (5) The term "Company" shall mean any obligor upon the Notes.



                                      (39)

                                  ARTICLE NINE.

                           CONCERNING THE NOTEHOLDERS.

     SECTION 9.01. Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of this Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders.

     SECTION 9.02. Proof of Execution by Noteholders. Subject to the provisions of Sections 8.01, 8.02 and 10.05 of this Indenture, proof of the execution of any instrument by a Noteholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Notes shall be proved by the registers of such Notes or by a certificate of the Note registrar.

     The record of any Noteholders' meeting shall be proved in the manner provided in Section 10.06 of this Indenture.

     SECTION 9.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any paying agent, any conversion agent and any Note registrar may deem the person in whose name any Note shall be registered upon the books of the Company to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the Trustee of receiving payment of or on account of the principal of and premium, if any, on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Note registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

     SECTION 9.04. Company Owned Notes Disregarded. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other Obligor on the Note or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other Obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company or any other Obligor or a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other Obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. The Trustee may request and rely upon an Officers' Certificate with respect to whether a Noteholder controls, is controlled by, or is under common control with, the Company.

     SECTION 9.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section
9.01 of this Indenture, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note the serial number of which is shown by the evidence to be included in the Notes, the holders of

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

which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section
9.02 of this Indenture, revoke such action so far as concerns such Note. Except as aforesaid any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note, irrespective of whether or not any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.


                                  ARTICLE TEN.

                             NOTEHOLDERS' MEETINGS.

     SECTION 10.01. Purposes of Meetings. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article Seven of this Indenture;

          (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Eight of this Indenture;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02 of this Indenture; or

          (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

     SECTION 10.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 10.01 of this Indenture, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Notes at their addresses as they shall appear on the registry books of the Company. Such notice shall be mailed not less than twenty
(20) nor more than ninety (90) days prior to the date fixed for the meeting.

     Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

     SECTION 10.03. Call of Meetings by Company or Noteholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least ten percent (10%) in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place in the Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 10.01 of this Indenture, by mailing notice thereof as provided in Section 10.02 of this Indenture.


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     SECTION  10.04.  Qualifications  for Voting.  To be entitled to vote at any meeting of Noteholders a person shall (a) be a holder of one (1) or more Notes or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Notes. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 10.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 10.03 of this Indenture, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote.

     Subject to the provisions of Section 9.04 of this Indenture, at any meeting each Noteholder or proxy shall be entitled to one vote for each one thousand dollars ($1,000) principal amount of Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Sections 10.02 or 10.03 of this Indenture may be adjourned from time to time by a majority of those present and the meeting may be held as so adjourned without further notice.

     SECTION 10.06. Voting. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballots on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two (2) inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes any vote by ballot taken thereat and affidavits by one
(1) or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 10.02 of this Indenture. The record shall show the principal amount of the Notes voting in favor of or against or abstaining from any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one (1) of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 10.07. No Delay of Rights by Meeting. Nothing contained in this Article Ten shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.



                                      (42)

                                 ARTICLE ELEVEN.

                            SUPPLEMENTAL INDENTURES.


     SECTION 11.01. Supplemental Indentures without Consent of Noteholders. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee, without consent of the Noteholders, may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to make provision with respect to the conversion rights of the holders of Notes pursuant to the requirements of Section 15.06 of this Indenture;

          (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Twelve of this Indenture;

          (c) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of the Notes as the Board of Directors and the Trustee shall consider to be for the protection of the holders of Notes; and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default; or

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interests of the holders of the Notes.


     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any  supplemental  indenture  authorized by the  provisions of this Section
11.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 11.02 of this Indenture.

     SECTION 11.02. Supplemental Indentures with Consent of Noteholders. With the consent (evidence as provided in Section 9.01 of this Indenture) of the holders of not less than sixty-six and two-thirds percent (66 2/3%) in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall (i)

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

extend the fixed maturity of any Note, or reduce the principal amount thereof or make the principal thereof payable in any coin or currency other than that provided in the Notes, or impair the right to convert the Notes into Common Stock and/or Series B Preferred Stock, as the case may be, on the terms set forth herein, without the consent of the holder of each Note so affected, or
(ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplement indenture, without the consent of the holders of all Notes then outstanding.

     Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be  necessary  for the consent of the  Noteholders  under this
Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     SECTION 11.03. Compliance with Trust Indenture Act of 1939; Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article Eleven shall comply with the Trust Indenture Act of 1939, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Eleven, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 11.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eleven may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

     SECTION 11.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee. The Trustee, subject to the provisions of Sections 8.01 and
8.02 of this Indenture, may require, and shall be entitled to receive, and rely on, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Eleven.


                                 ARTICLE TWELVE.

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE.

     SECTION 12.01. Company May Consolidate, etc., on Certain Terms. Subject to the provisions of Section 12.02 of this Indenture, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease (or successive sales, conveyances or

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

leases) of all or substantially all of the property of the Company, to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that upon any such consolidation, merger, sale, conveyance or lease, other than any such sale, conveyance or lease by the Company to a Subsidiary, the due and punctual payment of the principal of all of the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form and substance to the Trustee, executed and delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property.

     SECTION 12.02. Successor Corporation to be Substituted. In case of any such consolidation, merger, sale, conveyance or lease and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form and substance to the Trustee, of the due and punctual payment of the principal of and premium, if any, on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Porta Systems Corp., any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such successor corporation hereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such sale, conveyance or lease (other than any such sale, conveyance or lease by the Company to a Subsidiary), the person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article Twelve may be dissolved, wound up and liquidated at any time thereafter and such person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

     In case of any such consolidation, merger, sale, conveyance or lease such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

     SECTION 12.03. Opinion of Counsel to be Given Trustee. The Trustee, subject to Sections 8.01 and 8.02 of this Indenture, may require, and shall be entitled to receive, and rely on, an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, or lease and any such assumption complies with the provisions of this Article Twelve.


                                ARTICLE THIRTEEN.

                    SATISFACTION AND DISCHARGE OF INDENTURE.

     SECTION 13.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes which shall have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore cancelled, or (b) all the Notes not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense of the Company, and the Company shall deposit with the Trustee, in

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

trust, funds (which thereupon shall become immediately due and payable to the holders of Notes) sufficient to pay at maturity or upon redemption all of the Notes (other than any Notes which shall have been mutilated, destroyed, lost or stolen which have been replaced, paid or converted as provided in Section 2.06 of this Indenture) not theretofore cancelled or delivered to the Trustee for cancellation, including principal but excluding, however, the amount of any monies for the payment of principal of the Notes (1) theretofore deposited with the Trustee and repaid by the Trustee to the Company in accordance with the provisions of Section 13.04 of this Indenture, or (2) paid to any State or Territory or the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by
Section 16.05 of this Indenture and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. The obligations of the Company to the Trustee, and the Trustee's rights and remedies under Article Eight of this Indenture, including without limiting the generality of the foregoing, Section 8.06 of this Indenture shall survive termination of this Indenture.

     The Trustee shall notify the Noteholders, at the expense of the Company, of the immediate availability of the amount referred to in Paragraph 13.01(b) of this Indenture by mailing a notice, first class postage prepaid, to the holders of Notes at their addresses as they appear on the Note register.

     SECTION 13.02. Deposited Monies to be Held in Trust by Trustee. Subject to Article Four and to Section 13.04 of this Indenture, all monies deposited with the Trustee pursuant to Section 13.01 of this Indenture shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and premium, if any.

     SECTION 13.03. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture all monies then held by any paying agent of the Notes (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

     SECTION 13.04. Return of Unclaimed Monies. Any monies deposited with or paid to the Trustee for payment of the principal of or premium, if any, on Notes and not applied but remaining unclaimed by the holders of Notes for six (6) years after the date upon which the principal of or premium, if any, on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease; and the holder of any of the Notes shall thereafter look only to the Company for any payment which such holder may be entitled to collect.


                                ARTICLE FOURTEEN.

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS.

     SECTION 14.01. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director, employee or agent, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any

                                      (46)
assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.


                                ARTICLE FIFTEEN.

                              CONVERSION OF NOTES.

     SECTION 15.01. Right to Convert. Subject to and upon compliance with the provisions of this Article Fifteen, the holder of any Note shall have the right, at his option, at any time prior to the close of business on December 31, 1997 (or if such Note is called for redemption, the conversion right with respect to such Note shall terminate at 5:00 PM New York City time on the second business day prior to the date such Note is to be redeemed pursuant to Article Three of this Indenture, unless the Company shall default in the payment due upon redemption thereof) to convert the principal amount of any such Note, or, in the case of any Note of a denomination greater than one thousand dollars ($1,000), any portion of such principal which is one thousand dollars ($1,000) or a multiple thereof, into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Note or portion thereof surrendered for conversion by the Conversion Price, by surrender of the Note so to be converted in whole or in part in the manner provided in Section 15.02 of this Indenture. Notes in denominations of one thousand dollars ($1,000) or less may be converted in whole, but not in part.

     SECTION 15.02. Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment for Dividends. In order to exercise the conversion privilege, the holder of any Note to be converted in whole or in part shall surrender such Note at an office or agency maintained by the Company pursuant to
Section 5.02 of this Indenture and shall give written notice of conversion in the form provided on the Note to the Company at such office or agency that the holder elects to convert such Note or the portion thereof specified in said notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 15.07 of this Indenture. Each Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

     As promptly as practicable after the surrender of such Note and the receipt of such notice and funds, if any, as aforesaid, the Company shall issue and shall deliver at such office or agency to such holder, or on his written order, a certificate or certificates for the number of full shares issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Article Fifteen and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion as provided in Section 15.03 of this Indenture. In case any Note of a denomination greater than one thousand dollars ($1,000) shall be surrendered for partial conversion and subject to Section 2.03 of this Indenture, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

     Each conversion shall be deemed to have been effected on the date on which such Note shall have been surrendered and such notice shall have been received by the Company, as aforesaid, and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the conversion price in effect

                                      (47)
on the date upon which such Note shall have been surrendered. No adjustment shall be made for dividends on any shares issued upon the conversion of such Note as provided in this Article Fifteen.

     SECTION 15.03. Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional shares of stock would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment therefor in cash at the current market value thereof. The current market value of a share of Common Stock shall be the closing price on the date (which is not a legal holiday as defined in Section 16.06 of this Indenture) immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted and such closing price shall be determined as provided in Paragraph 15.05(d) of the Indenture.

     SECTION 15.04. Conversion Price. The Conversion Price shall be as specified in the form of Note set forth in the Recitals of this Indenture, subject to adjustment as provided in this Article Fifteen, based on the Conversion Price in effect on the date the Note is surrendered for conversion as provided in Section
15.02 of this Indenture. The Conversion Price shall not be affected by the date of issuance of any Note.

     SECTION 15.05. Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time as follows:

          (a) In case the Company shall on any one or more occasions after the date of this Indenture (i) effect a stock split or pay a dividend or make a distribution in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide its outstanding Common Stock, or (iii) combine its outstanding Common Stock into a smaller number of shares or otherwise effect a reverse split, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above had such Note been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection
     (a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination. If, as a result of an adjustment made pursuant to this subsection (a), the holder of any Note thereafter surrendered for conversion shall become entitled to receive shares of two (2) or more classes of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written statement filed with the Trustee and the conversion agent) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock.

          (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within forty-five
     (45) days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the current market price per share of Common Stock (as defined in Paragraph 15.05(d) of this Indenture) at the record date for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after

                                      (48)
     such record date. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such shares, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (c) In case the Company shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company) or subscription rights or warrants (excluding those referred to in Paragraph 15.05(b) of this Indenture), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (as defined in Paragraph 15.05(d) of this Indenture) of the Common Stock on the record date maintained below less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a certificate filed with the Trustee) of the portion of the assets of evidences of indebtedness so distributed or of such rights or warrants applicable to one (1) share of Common Stock, and the denominator shall be the current market price per share (as defined in Paragraph 15.05(d)) of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

          (d) For the purpose of any computation  under Paragraphs  15.05(b) and
     (c) of this Indenture, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the thirty (30) consecutive trading days commencing forty-five (45) trading days before the day in question. The closing price for each day shall be (i) the last sale price of the Common Stock if the Common Stock shall be listed or admitted for trading on the New York or American Stock Exchange or any successor exchange or The NASDAQ Stock Market or any other automated quotation system, or if no sale occurred on such date, the closing bid price of the Common Stock on such exchange or market, or (ii) if the Common Stock shall not be included in any automated quotation system listed on any such exchange, the closing bid quotation for Common Stock as reported by the NASDAQ or the National Quotation Bureau Incorporation. If Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of this Paragraph 15.05(d) if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (ii) of this Paragraph 15.05(d) if actual transactions are reported. If none of the conditions set forth above is met, the closing price of Common Stock on any day or the average of such closing prices for any period shall be the fair market value of Common Stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Board of Directors of the Company.

          (e) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least two percent (2%) in such price; provided, however, that any adjustments which by reason of this Paragraph 15.05(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article Fifteen shall be made to the nearest cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Anything in this Section 15.05 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 15.05, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

          (f) Whenever the Conversion Price is adjusted, as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date

                                      (49)
     on which such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each Note at his last address appearing on the Note register provided for in Section 2.05 of this Indenture.

          (g) In any case in which this Section 15.05 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Note converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 15.03 of this Indenture.

     SECTION 15.06. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Notes (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, outstanding shares of Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation; then the Company or such successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall conform to the Trust Indenture Act of 1939 as in force at the date of execution of such supplemental indenture) providing that each Note shall be convertible into the kind and amount of shares of stock and other securities or property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Notes immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Fifteen. The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Notes, at his address appearing on the Note register provided for in Section
2.05 of this Indenture.

     The above provisions of this Section 15.06 shall similarly apply to successive reclassifications, consolidations, mergers and sales.

     SECTION 15.07. Taxes on Shares Issued. The issue of stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     SECTION 15.08. Reservation of Shares; Shares to be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares, or out of shares held in its treasury, sufficient shares to provide for the conversion of the Notes from time to time as Notes are presented for conversion.

     Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.


                                      (50)

     The Company covenants that all shares of Common Stock which may be issued upon conversion of Notes will upon issue be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

     The Company covenants that if any shares of Common Stock to be issued upon conversion of Notes hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

     The Company further covenants that in the event that the Common Stock shall be listed on any registered stock exchange or any other national securities exchange the Company will, if permitted by the rules of such exchange, list and keep listed and for sale so long as the Common Stock shall be so listed on such exchange, upon official notice of issuance, all Common Stock issuable upon conversion of the Notes.

     SECTION 15.09. Limitation on Responsibility of Trustee. Neither the Trustee nor any authenticating agent nor any conversion agent shall at any time be under any duty or responsibility to any holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any authenticating agent nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and neither the Trustee nor any authenticating agent nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any authenticating agent nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article Fifteen.

     SECTION 15.10. Notice to Holders Prior to Certain Actions. In case:

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock (other than in cash out of retained earnings); or

          (b) the Company shall authorize the granting to the holders of its Common Stock of right or warrant to subscribe for or purchase any share of any class or any other rights or warrants; or

          (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value) or, of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and conversion agent and to be mailed to each holder of Notes at his last address appearing on the Note register, provided for in Section 2.05 of this Indenture, as promptly as possible but in any event at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common

                                      (51)

Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

     SECTION 15.11. Possible Issuance of Series B Preferred Stock.

     (a) In the event that, at the time any Notes are presented for conversion pursuant to this Article Fifteen on or after the Trigger Date, the Trustee will issue, in respect of each Note presented for conversion on or after the Trigger Date, shares of a Series B Preferred Stock as follows: For each fifty (50) shares of Common Stock otherwise issuable (but for this Paragraph 15.11(a)) pursuant to this Article Fifteen, the Trustee will issue one share of Series B Preferred Stock; provided, however, that the Trustee shall issue shares of Common Stock to the extent that the number of shares of Common Stock otherwise issuable upon conversion of all Notes presented for conversion by any holder thereof pursuant to this Article Fifteen exceeds a multiple of fifty (50) shares.

     (b) The provisions of Paragraph 15.11(a) of this Indenture shall cease to apply at such time as the Company's certificate of incorporation is amended to increase the authorized Common Stock to at least forty million (40,000,000) shares.

     (c) The Trustee may rely on a certificate from the Company and/or the transfer agent for the Company's Common Stock as to the number of shares of Common Stock outstanding and the filing of a certificate of amendment to the Company's certificate of incorporation.


                                ARTICLE SIXTEEN.

                            MISCELLANEOUS PROVISIONS.

     SECTION  16.01.  Provisions  Binding  on  Company's  Successors.   All  the
covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

     SECTION 16.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

     SECTION 16.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Porta Systems Corp., 575 Underhill Blvd., Syosset, New York 11791, Attn.: President, with a copy to Warren H. Esanu, Esq., Esanu Katsky Korins & Siger, 605 Third Avenue, New York, New York 10158. Any notice, direction, request or demand by any Noteholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the principal office of the Trustee, Attention: Corporate Trust Department.

     SECTION 16.04. Governing Law. This Indenture and each Note shall be deemed to be a contract made under the laws of the State of New York applicable to contracts executed and to be performed wholly within such State, and for all purposes shall be construed in accordance with and governed by the laws of said State.


                                      (52)

     SECTION 16.05. Evidence of Compliance with Conditions Precedent. Upon any application or demand by the Company to the Trustee to take or omit any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action or omission, as the case may be, have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 6.03(d) of this Indenture, for which only clause (1) shall apply) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     SECTION 16.06. Legal Holidays. In any case where the date of maturity of the Notes or the date fixed for redemption of any Note will be in The City of New York, New York a legal holiday or a day on which banking institutions are authorized by law or executive order to close, then payment of such principal and premium, if any, of the Notes need not be made on such date but may be made on the next succeeding day not in such city a legal holiday or a day on which banking institutions are authorized by law or executive order to close with the same force and effect as if made on the date of maturity or the date fixed for redemption.

     SECTION 16.07. Trust Indenture of 1939 to Control. If and to the extent that any provision of this Indenture limits, qualifies, or conflicts with duties imposed by operation of any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such imposed duties shall control.

     SECTION 16.08. No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is located.

     SECTION 16.09. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any person, other than the parties hereto, any paying agent, any conversion agent, any Note registrar and their successors hereunder and the holders of Notes, and the holders of Senior Debt, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 16.10. Entire Agreement. This Indenture constitutes the entire agreement between the parties hereto, superseding all prior or contemporaneous oral and prior written agreements, understandings and letters of intent covering the same subject matter, and may not be modified or amended except as expressly permitted by this Indenture, and any such amendment shall be evidenced by a written instrument that expressly refers to this Indenture and is signed by both parties. No trade custom or usage and no course of conduct or dealing shall be construed to modify or amend this Indenture.

     SECTION 16.11. Gender and Number. All references to the masculine, feminine or neuter gender shall include the other genders, the plural shall include the singular and the singular shall include the plural.

     SECTION 16.12. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

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

     SECTION 16.13. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     SECTION 16.14. No Sinking Fund. The Company is not required to provide for the retirement or redemption of any Notes through the operation of a sinking fund.

     SECTION 16.15. No Interest. The Notes do not bear interest.

     AMERICAN STOCK TRANSFER & TRUST COMPANY hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, PORTA SYSTEMS CORP. has caused this Indenture to be signed and acknowledged by its President or one of its Vice Presidents, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary, and AMERICAN STOCK TRANSFER & TRUST COMPANY has caused this Indenture to be signed and acknowledged by one of its Officers, and has caused its corporate seal to be affixed hereunto and the same to be attested by its Secretary or one of its Assistant Secretaries, as of the day and year first written above.

                                         PORTA SYSTEMS CORP.

[SEAL]
                                         By  /s/ Edward R. Olson
                                            -----------------------------
             /s/ William V. Carney                     President

             Secretary

                                         AMERICAN STOCK TRANSFER
                                          & TRUST COMPANY

[SEAL]
                                         By  /s/ Herbert J. Lemmer
                                            -----------------------------
             /s/ Susan Silber                           (Title)

             Assistant Secretary




                                      (54)

STATE OF New York
                            ss.:
COUNTY OF

     On the 8th day of Dec., 1995, before me personally came Edward R. Olson, to me known, who, being by me duly sworn did depose and say that he resides at 11306 Harborside Cluster, Reston, VA 22091 that he is Pres. of PORTA SYSTEMS CORP., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                             /s/ Susan Canale

                                             Notary Public

                                             SUSAN CANALE
                                             Notary Public, State of New York
                                             No. 4991019
                                             Qualified in Suffolk County
                                             Certified in Nassau County
                                             Commission Expires January 21, 1996





STATE OF
                            ss.:
COUNTY OF

     On the 14 day of Dec., 1995, before me personally came Herb Lemmer, to me known, who, being by me duly sworn did depose and say that he resides at 318 Orenda Circle, Westfield NJ 07090 that he is Vice Pres. of AMERICAN STOCK TRANSFER & TRUST COMPANY, one of the entities described in and which executed the above instrument; that he knows the corporate seal of said entity; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                             /s/ Robert Shiner

                                             Notary Public

                                             Commission expires 12/31/95  [Seal]





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